SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 5, 1996
                                                        ------------------

                        CONNECTICUT NATURAL GAS CORPORATION
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              (Exact name of registrant as specified in its charter)

                                    Connecticut
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                  (State or other jurisdiction of incorporation)

      1-7727                                                     06-0383860
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   (Commission                                              (I.R.S. Employer
   File Number)                                            Identification No.)

   100 Columbus Boulevard, Hartford, Connecticut                         06103
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   (Address of principal executive offices)                         (Zip Code)

                Registrant's telephone number, including area code

                                  (203) 727-3000
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
   Item 5.  Other Information
   --------------------------

   (a) Press Release

   Fiscal Year 1996 Earnings
   -------------------------




                 CTG YEAR-END EARNINGS HIGHER FOR FISCAL YEAR 1996
                 -------------------------------------------------



   HARTFORD, Connecticut, November 5, 1996 --- Connecticut Natural Gas

   Corporation (NYSE-CTG) today reported consolidated net income for the fiscal year ending September 30, 1996 of $18,995,000, up from $17,019,000 for fiscal year 1995.  Consolidated earnings per share were $1.87 for fiscal 1996, compared to $1.71 for the previous year.



   Victor H. Frauenhofer, Chairman, President and Chief Executive Officer

   said, "We are pleased to report increased earnings for this fiscal year,

   which were due in a large part to weather that was 13% colder than fiscal year 1995.  The impact of colder weather resulted in a gain of $.33 per share in earnings.  In addition, increased rates, which were partially in effect in October of 1995 and were finalized on

   February 9, 1996, were a significant contributor to earnings, providing a net gain of $.24 per share.  The Company also increased its equity ownership in the Iroquois Pipeline to 4.87% in May of 1996, which resulted in a positive impact on earnings."



   Mr. Frauenhofer continued, "As a result of the full impact of deregulation at the federal level, CTG has undertaken a major initiative to chart a

   "Strategic Plan for Future Growth"  for the Company during fiscal year

   1996."

                                                                        more...

   Connecticut Natural Gas Corporation - News Release
   November 5, 1996
   Page 2
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   "Included in the Plan is a clear focus on all aspects of customer service through a reorganized Consumer Services Business Unit; a firm commitment to maximizing throughput through the retention of current large commercial and industrial customers for firm or transportation services; a restructuring of the Company's District Heating and Cooling business to effectively compete in the marketplace; and the aggregation of all nonregulated activities to establish a total energy services company under The Energy

   Network (TEN),"  Mr. Frauenhofer concluded.



   Connecticut Natural Gas Corporation currently serves 144,000 customers in

   22 municipalities in the Greater Hartford area and Greenwich.



   Period Ending September 30, 1996
   (dollars in thousands except per share data)

                                     Twelve Months Ended             Three Months Ended
                                       September 30,                   September 30,
                                    1996           1995             1996           1995

   Consolidated Gross Revenues    $ 315,363      $ 275,185        $  40,341      $  42,967


   Consolidated Net Income/(Loss) $  18,995      $  17,019        $  (2,505)     $  (1,364)

   Balance Available
     for Common Stock             $  18,932      $  16,957        $  (2,521)     $  (1,380)

   Consolidated Net Income/(Loss)
     per Common Share               $  1.87        $  1.71          $  (.24)       $  (.14)

   Average Common
     Shares Outstanding          10,146,932      9,926,980       10,630,370      9,931,279

   Dividends Per Common Share       $  1.50        $  1.48          $   .38        $   .37


   (b) Unaudited financial statements for the fiscal year ending September 30, 1996

                                                                    "UNAUDITED"
                            Consolidated Balance Sheets
                            September 30, 1996 and 1995
                              (Thousands of Dollars)

                                      Assets


                              Assets                                  1996           1995
                                                                      ----           ----
   Plant and Equipment:
      Plant in service                                             $ 464,377      $ 451,843
      Construction work in progress                                    6,417          3,564
                                                                   ---------      ---------
                                                                     470,794        455,407
      Less-Allowance for depreciation                                145,042        133,314
                                                                   ---------      ---------
                                                                     325,752        322,093
                                                                   ---------      ---------
   Investments, at equity                                              9,914          5,743
                                                                   ---------      ---------
   Current Assets:
      Cash and cash equivalents                                        8,515          3,042
      Accounts receivable (less allowance for
        doubtful accounts of $4,819 in 1996
        and $4,590 in 1995)                                           25,033         26,914
      Accrued utility revenue                                          4,180          5,093
      Inventories                                                     15,968         14,511
      Prepaid expenses                                                10,920          6,095
                                                                   ---------      ---------
           Total Current Assets                                       64,616         55,655
                                                                   ---------      ---------
   Other Assets:
      Unrecovered future taxes                                        44,812         51,634
      Recoverable transition costs                                     2,858          4,636
      Other assets                                                    19,027         25,278
                                                                   ---------      ---------
           Total Other Assets                                         66,697         81,548
                                                                   ---------      ---------
                                                                   $ 466,979      $ 465,039
                                                                   =========      =========


   The accompanying notes are an integral part of these consolidated financial statements.

                                                                    "UNAUDITED"
                      Consolidated Balance Sheets (Concluded)
                            September 30, 1996 and 1995
                              (Thousands of Dollars)

                          Capitalization and Liabilities


                  Capitalization and Liabilities                      1996           1995
                                                                      ----           ----
   Capitalization (see accompanying statements):
      Common stock equity                                          $ 168,882      $ 150,111
      Preferred stock, not subject to
         mandatory redemption                                            899            904
      Long-term debt                                                 136,432        150,390
                                                                   ---------      ---------
                                                                     306,213        301,405
                                                                   ---------      ---------
   Current Liabilities:
      Current portion of long-term debt                               13,968          3,921
      Notes payable and commercial paper                                   -          4,200
      Accounts payable and accrued expenses                           40,721         46,341
      Refundable purchased gas costs                                   6,012          2,300
      Accrued taxes                                                        -          2,021
      Accrued interest                                                 4,479          4,518
                                                                   ---------      ---------
           Total Current Liabilities                                  65,180         63,301
                                                                   ---------      ---------
   Deferred Credits:
      Deferred income taxes                                           40,011         37,985
      Unfunded deferred income taxes                                  44,812         51,634
      Investment tax credits                                           3,203          3,423
      Refundable taxes                                                 3,445          3,365
      Other                                                            4,115          3,926
                                                                   ---------      ---------
           Total Deferred Credits                                     95,586        100,333
                                                                   ---------      ---------
   Commitments and Contingencies
                                                                   ---------      ---------
                                                                   $ 466,979      $ 465,039
                                                                   =========      =========


   The accompanying notes are an integral part of these consolidated financial statements.

                                                                    "UNAUDITED"
                         Consolidated Statements of Income
               For the Years Ended September 30, 1996, 1995 and 1994
                 (Thousands of Dollars Except for Per Share Data)

                                                             1996            1995           1994
                                                             ----            ----           ----

   Operating Revenues                                     $ 315,363       $ 275,185      $ 290,662
   Less:  Cost of energy                                    175,175         147,764        155,547
          State gross revenues tax                           11,710          11,296         11,863
                                                          ---------       ---------      ---------
   Operating Margin                                         128,478         116,125        123,252
                                                          ---------       ---------      ---------
   Operating Expenses:
      Operations                                             49,640          45,311         48,361
      Maintenance                                             8,615           7,917          7,683
      Depreciation and amortization                          17,765          16,977         15,507
      Income taxes                                           14,364           9,430         13,353
      Local property taxes                                    5,277           5,148          5,259
      Other taxes                                             2,313           2,183          2,177
                                                          ---------       ---------      ---------
                                                             97,974          86,966         92,340
                                                          ---------       ---------      ---------
   Operating Income                                          30,504          29,159         30,912
                                                          ---------       ---------      ---------
   Other Income/(Deductions),
      net of income taxes:
      Allowance for equity funds used
        during construction                                     144             106             21
      Equity in partnership earnings                          2,037           1,032            868
      Other income/(deductions)                                 248            (872)        (1,007)
      Nonrecurring items                                        892           3,624              -
      Income taxes                                           (1,115)         (1,839)          (113)
                                                          ---------       ---------      ---------
                                                              2,206           2,051           (231)
                                                          ---------       ---------      ---------
   Interest and Debt Expense, net:
      Interest on long-term debt                             11,825          12,158         10,997
      Other interest                                          1,585           1,650          1,573
      Allowance for borrowed funds used
        during construction                                     (96)            (70)           (14)
      Amortization of debt expense                              401             453            422
                                                          ---------       ---------      ---------
                                                             13,715          14,191         12,978
                                                          ---------       ---------      ---------
   Net Income                                                18,995          17,019         17,703

   Less-Dividends on Preferred Stock                             63              62             66
                                                          ---------       ---------      ---------
   Net Income Applicable to Common Stock                  $  18,932       $  16,957      $  17,637
                                                          =========       =========      =========

    The accompanying notes are an integral part of these consolidated financial statements.

                                                                    "UNAUDITED"
                   Consolidated Statements of Income (Concluded)
               For the Years Ended September 30, 1996, 1995 and 1994
                 (Thousands of Dollars Except for Per Share Data)

                                                             1996            1995           1994
                                                             ----            ----           ----

   Net Income Applicable to Common Stock                  $  18,932       $  16,957      $  17,637
                                                          =========       =========      =========

   Average Common Shares Outstanding
      During the Period                                  10,146,932       9,926,980      9,539,695
                                                         ==========       =========      =========

   Income Per Average Share of
      Common Stock                                        $    1.87       $    1.71      $    1.85
                                                          =========       =========      =========

   Dividend Per Share of Common Stock                     $    1.50       $    1.48      $    1.48
                                                          =========       =========      =========


   The accompanying notes are an integral part of these consolidated financial statements.

                                                                    "UNAUDITED"
                       Consolidated Statements of Cash Flows
               For the Years Ended September 30, 1996, 1995 and 1994
                              (Thousands of Dollars)

                                                               1996         1995         1994
                                                               ----         ----         ----

   Cash Flows from Operations:                               $ 39,175     $ 53,415     $ 25,708
                                                             --------     --------     --------

   Cash Flows from Investing Activities:
      Capital expenditures                                    (24,281)     (26,839)     (27,859)
      Other investing activities                               (1,338)        (395)      (2,669)
                                                             --------     --------     --------
      Net cash used in investing activities                   (25,619)     (27,234)     (30,528)
                                                             --------     --------     --------
   Cash Flows from Financing Activities:
      Dividends paid                                          (15,491)     (14,761)     (14,184)
      Issuance of common stock                                 15,557        8,474            -
      Other stock activity, net                                   (38)          (5)        (763)
      Issuance of long-term debt                                    -            -       20,000
      Principal retired on long-term debt                      (3,911)      (3,673)      (4,653)
      Short-term debt                                          (4,200)     (14,300)       4,000
                                                             --------     --------     --------
      Net cash provided (used) by
         financing activities                                  (8,083)     (24,265)       4,400
                                                             --------     --------     --------
   Increase (Decrease) in Cash and
      Cash Equivalents                                          5,473        1,916         (420)
   Cash and Cash Equivalents at
      Beginning of Year                                         3,042        1,126        1,546
                                                             --------     --------     --------
   Cash and Cash Equivalents at
      End of Year                                            $  8,515     $  3,042     $  1,126
                                                             ========     ========     ========


   The accompanying notes are an integral part of these consolidated financial statements.

                                                                    "UNAUDITED"
                 Consolidated Statements of Cash Flows (Concluded)
               For the Years Ended September 30, 1996, 1995 and 1994
                              (Thousands of Dollars)

                                                               1996         1995         1994
                                                               ----         ----         ----
   Schedule Reconciling Earnings to
      Cash Flows from Operations:
      Income                                                 $ 18,995     $ 17,019     $ 17,703
                                                             --------     --------     --------
      Adjustments to reconcile income
         to net cash:
         Depreciation and amortization                         17,909       17,216       16,296
         Provision for uncollectible
           accounts                                             4,600        4,886        6,582
         Deferred income taxes, net                             1,886          897        8,538
         Equity in partnership earnings                        (2,037)      (1,032)        (868)
         Cash distributions received from
           investments                                          2,061          336          492
      Changes in assets and liabilities:
         Accounts receivable                                   (1,640)      (5,571)      (9,047)
         Accrued utility revenue                                  913       (1,379)         918
         Inventories                                           (1,457)       3,815        2,087
         Purchased gas costs                                    3,712        6,069       (7,527)
         Prepaid expenses                                      (4,825)       4,012       (6,728)
         Accounts payable and accrued expenses                 (5,902)       7,671         (927)
         Other assets/liabilities                               4,960         (524)      (1,811)
                                                             --------     --------     --------
           Total adjustments                                   20,180       36,396        8,005
                                                             --------     --------     --------
      Net cash provided by
         operations                                          $ 39,175     $ 53,415     $ 25,708
                                                             ========     ========     ========



   Supplemental Disclosures of Cash Flow
      Information:
   Cash Paid During the Year for:
      Interest                                               $ 12,193     $ 12,446     $ 11,291
                                                             ========     ========     ========
      Income taxes                                           $ 17,633     $  8,967     $  9,972
                                                             ========     ========     ========




   The accompanying notes are an integral part of these consolidated financial statements.

             Consolidated Statements of Capitalization              "UNAUDITED"
                            September 30, 1996 and 1995
                              (Thousands of Dollars)
                                                                             1996          1995
                                                                             ----          ----

   Common Stock Equity:
      Common stock, $3.125 par value, authorized
        20,000,000 shares, issued 10,634,496 shares
        in 1996 and 9,934,496 shares in 1995,
        outstanding 10,620,439 shares in 1996 and
        9,931,279 shares in 1995                                           $ 33,233      $ 31,045
      Capital in excess of par value                                         87,387        74,018
      Retained earnings                                                      49,026        45,522
                                                                           --------      --------
                                                                            169,646       150,585
                                                                           --------      --------
      Less:  Unearned compensation - restricted
               stock awards                                                    (312)         (371)
             Treasury stock, 14,057 shares in 1996 and
              3,217 shares in 1995                                             (452)         (103)
                                                                           --------      --------
                                                                            168,882       150,111
                                                                           --------      --------

   Preferred Stock, Not Subject to Mandatory
      Redemption:
      $3.125 par value, 8%, noncallable, authorized
        913,832 shares in 1996 and 915,204 shares
        in 1995, issued and outstanding 138,360 shares
        in 1996 and 139,732 shares in 1995, entitled to
        preference on liquidation at $6.25 per share                            432           437

      $100 par value, callable, authorized 9,999,631
        shares in 1996 and 9,999,634 shares in 1995
        6% Series B, issued and outstanding 4,667
        shares in 1996 and 4,670 shares in 1995                                 467           467
                                                                           --------      --------
                                                                                899           904
                                                                           --------      --------
   Long-Term Debt:
      First Mortgage Bonds -
        8.8% to 9.16%, due 2001 to 2004                                      28,000        30,000
      Industrial Revenue Demand Bonds -
        1986 and 1988 series,
        weighted average interest rate of
        3.589% in 1996 and 3.857% in 1995, due 2006                          12,100        12,800
      First Mortgage Notes -
        10.5%, due 2010                                                         999         1,030
      Secured Notes -
        9.32%, due 1999                                                          10             -
        6.89%, due 2010                                                      13,510        14,075
      Secured Term Note, 10.72%, due 1997                                       781         1,406
      Unsecured Medium Term Notes -
        6.48%, due 1997                                                      10,000        10,000
        7.61% to 7.82%, due 2002 to 2004                                     20,000        20,000
        6.85% to 8.12%, due 2012 to 2014                                     30,000        30,000
        8.96% to 9.1%, due 2016 to 2017                                      30,000        30,000
        8.49%, due 2024                                                       5,000         5,000
      Less - Current Maturities                                             (13,968)       (3,921)
                                                                           --------      --------
                                                                            136,432       150,390
                                                                           --------      --------
                                                                           $306,213      $301,405
                                                                           ========      ========

   The accompanying notes are an integral part of these consolidated financial statements.

                                                                                        "UNAUDITED"
                            Consolidated Statements of Common Stock Equity
                         For the Years Ended September 30, 1996, 1995 and 1994
                          (Thousands of Dollars Except for Number of Shares)

                                    Common Stock
                                 -------------------- Capital in
                                  Number of     Par   Excess of  Treasury    Unearned     Retained
                                   Shares      Value  Par Value    Stock   Compensation   Earnings
                                 ----------   ------- ---------- --------  ------------   ---------
   Balance at September 30,
     1993                         9,542,296   $29,820   $66,915    $    -         $ (157)   $39,744
     Net income after
      preferred dividends                 -         -         -         -              -     17,637
     Purchase of restricted
      stock awards                        -         -         -         -           (728)         -
     Amortization and
      adjustment of
      restricted shares              (3,217)        -      (258)     (103)           728          -
     Dividends                            -         -         -         -              -    (14,117)
                                 ----------   -------   -------    ------         ------   --------
   Balance at September 30,
     1994                         9,539,079    29,820    66,657      (103)          (157)    43,264
     Public offering                392,200     1,225     7,249         -              -          -
     Net income after
      preferred dividends                 -         -         -         -              -     16,957
     Amortization and
      adjustment of
      restricted shares                   -         -       112         -           (214)         -
     Dividends                            -         -         -         -              -    (14,699)
                                 ----------   -------   -------    ------         ------   --------
   Balance at September 30,
     1995                         9,931,279    31,045    74,018      (103)          (371)    45,522
     Public offering                700,000     2,188    13,369         -              -          -
     Net income after
      preferred dividends                 -         -         -         -              -     18,932
     Purchase of restricted
      stock awards                        -         -         -         -            (33)         -
     Amortization and
      adjustment of
      restricted shares             (10,840)        -         -      (349)            92          -
     Dividends                            -         -         -         -              -    (15,428)
                                 ----------   -------   -------    ------         ------   --------
   Balance at September 30,
     1996                        10,620,439   $33,233   $87,387    $ (452)        $ (312)   $49,026
                                 ==========   =======   =======    ======         ======   ========






   The accompanying notes are an integral part of these consolidated financial statements.

                                     SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CONNECTICUT NATURAL GAS CORPORATION



   Date        11/5/96                       S/  Andrew H. Johnson
        ---------------------          ---------------------------------
                                                (Andrew H. Johnson)
                                     Treasurer and Chief Accounting Officer



                                    (On behalf of the registrant and as Chief
                                       Accounting Officer)